SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              --------------------
                                    FORM 8-K
                              ---------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): July 27, 2001

                          UNION ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    INDIANA
                 (State or other jurisdiction of incorporation)

            0-26412                                     35-1908796
    (Commission File Number)                           (IRS Employer
                                                     Identification No.)

250 N. Shadeland Avenue, Indianapolis, IN                    46219
 (Address of principal executive offices)                 (Zip Code)

                                 (317) 231-6400
              (Registrant's telephone number, including area code)

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

               Exhibit 99       Chairman's  Letter  to  Shareholders,   provided
                                pursuant to Regulation FD.

ITEM 8.   CHANGE IN FISCAL YEAR

          On July 27, 2001, the Board of Directors of Union Acceptance Corporation determined to change the company's fiscal year. The company's new fiscal year will end each year on December 31. Union Acceptance Corporation will file a report on Form 10-K for the transition period of six months ending December 31, 2001.



ITEM 9.   REGULATION FD DISCLOSURE

          Michael G. Stout, Chairman of the Board of Directors of Union Acceptance Corporation (Nasdaq: UACA) ("UAC")announced on August 1, 2001, that the Chairman's Letter to Shareholders, which will also accompany the Company's 2001 annual report, has been published and is available on the Company's web site www.unionacceptance.com.

          Attached as Exhibit 99 is a copy of the Chairman's Letter to Shareholders dated August 1, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       UNION ACCEPTANCE CORPORATION


August 1, 2001                      By:/s/ Michael G. Stout
                                       ----------------------------------
                                       Michael G. Stout, Chairman